UNITED STATES SECURITIES AND EXCHANGE COMMISSION

In Re:
Montana Acquisition Corporation,
a Delaware corporation	Commission File No. 333-46174
Registrant

CERTIFICATE OF MAILINGS

     I, Randolph S. Hudson, certify that on August 22, 2007, I deposited the original or a certified copy of each of the documents listed and described hereinbelow to the named addressee(s) with the U. S. Post Office at Wyoming, New York.

Name and Address of Recipient	Description of Documents

Michael T. Studer, C. P. A.	1. Letter Required by Item 304(a)(3) of Regulation S-B
Michael T. Studer, C. P. A., P. C.
18 East Sunrise Highway	2. Copy of Form 8-K Current Report dated August 10, 2007
Freeport, New York 11520-3908
3. Copy of Certificate of Mailing dated August 22, 2007

DATED: August 22, 2007

Randolph S. Hudson

Montana Acquisition Corporation, Form 8-K Current Report dated August 10, 2007,

Exhibit 99.2 - Certificate of Mailing, Page 1